UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

SYNERGY PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lee Road
Chesterbrook, Pennsylvania 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 297-0020

420 Lexington Avenue, Suite 2012

New York, New York 10170

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.03                                           Bankruptcy or Receivership

The disclosure under Item 7.01 of this Current Report is incorporated herein by reference.

Item 3.03                                           Material Modifications to Rights of Security Holders.

The disclosure under Item 7.01 of this Current Report is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on December 12, 2018, Synergy Pharmaceuticals Inc., a Delaware corporation (the “Company”) and its wholly-owned subsidiary, Synergy Advanced Pharmaceuticals, Inc., a Delaware corporation (“Synergy Advanced” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re Synergy Pharmaceuticals Inc., et al., Case No. 18-14010.

As previously disclosed, on March 11, 2019, the Debtors filed with the Court the Third Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and Its Debtor Affiliate. Thereafter, as previously disclosed, the Debtors, CRG Servicing LLC (“CRG”), the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and the Official Committee of Equity Security Holders (the “Equity Committee”) entered into a settlement of certain remaining issues in dispute among them (the “Equity Committee Settlement”). The Equity Committee Settlement provides, among other terms, that shareholders of the Company as of the date of confirmation of the Plan (as defined below) will receive their pro rata share of a $1.375 million settlement fund (the “CRG-ESH Settlement Fund”), which will be paid from recoveries otherwise allocable to CRG, net of (a) $50,000 to be allocated to the Equity Committee’s representatives of the oversight committee established pursuant to the Plan (as defined below) and (b) compensation paid to the Equity Committee’s special litigation counsel. To effectuate the Equity Committee Settlement, the Debtors filed, on March 29, 2019, their proposed Fourth Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and it Debtor Affiliate (as amended, modified, or supplemented from time to time, the “Plan”).

On April 25, 2019, following a hearing held on April 23, 2019, the Court entered an order confirming the Plan (the “Confirmation Order”). The following is a summary of certain material terms of the confirmed Plan. This summary is qualified in its entirety by referenced to the Plan, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan. The Plan contemplates that the Excess Sale Proceeds will be split on a 50-50 basis between the holders of allowed Term Loan Claims and holders of allowed General Unsecured Claims, except that CRG, on behalf of holders of Term Loan Claims, will direct that the CRG-ESH Settlement Fund be retained from the portion of Excess Sale Proceeds otherwise allocable to holders of allowed Term Loan Claims and applied pursuant to the Equity Committee Settlement, as described above. In addition, holders of General Unsecured Claims, Section 510(b) Claims and equity interests in the Company will receive beneficial interests in a Litigation Trust to be established on the effective date of the Plan. On the effective date of the Plan, all avoidance actions and causes of action of the Debtors that are neither (x) acquired by the Purchaser or otherwise released pursuant to the Asset Purchase Agreement nor (y) released pursuant to the Plan or the Final DIP Order will be vested in the Litigation Trust. Any recoveries from the causes of action and avoidance actions that vest in the Litigation Trust will be distributed pro rata to holders of General Unsecured Claims until such creditors are paid in full and thereafter will be distributed ratably between holders of Section 510(b) Claims until paid in full and holders of equity interests in the Company.

The Plan further provides that, on or immediately following the Effective Date thereof, (a) all equity interests in Synergy Pharmaceuticals will be deemed automatically cancelled, released, and extinguished; (b) the respective boards of directors of the Debtors shall be terminated and the members thereof shall be deemed to have resigned; (c) Synergy Advanced shall be merged with and into Synergy Pharmaceuticals, which shall be converted a Delaware limited liability company and thereafter continue to exist as the Liquidating Debtor.

A copy of the Confirmation Order, including the confirmed Plan, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The Plan is not yet effective. In accordance with the Plan, the Plan will become effective upon the satisfaction or waiver of certain conditions precedent. The Company currently anticipates that the Effective Date of the Plan will occur on May 1, 2019.

Item 8.01                                           Other Events.

The Company moved its headquarters to 620 Lee Road, Chesterbrook, Pennsylvania 19087. The Company’s telephone and fax numbers remain the same, phone: (212) 297-0020 fax: (212) 297-0019. The Liquidating Debtor (as defined in the Plan) does not anticipate maintaining a physical office after the Effective Date of the Plan.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Filings. As noted, the confirmed Plan provides that all equity interests in Synergy Pharmaceuticals will cancelled on the Effective Date thereof and holders thereof will neither receive nor retain any property on account thereof, other than beneficial interests in the Litigation Trust, the value of which is highly uncertain. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders, any statements or assumptions underlying any of the foregoing as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2018, August 8, 2018 and November 9, 2018 and Form 10-K filed with the SEC on March 1, 2018, and similar disclosures in subsequent reports filed with the SEC. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/Synergy or 855-388-4579. Information contained on, or that can be accessed                             through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Confirmation Order of the United States Bankruptcy Court for the Southern District of New York, dated April 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY PHARMACEUTICALS INC.

Dated: April 29, 2019	By:	/s/ Troy Hamilton
Troy Hamilton
Chief Executive Officer